UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2012

COMSTOCK MINING INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-352000 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 14, 2012, Corrado De Gasperis, the President and Chief Executive Officer of Comstock Mining Inc. (“the Company”) will do a presentation at the 24th Annual ROTH Conference.  The presentation from this conference is attached as Exhibit 99.1 to this Form 8K.  This Form 8K and Exhibit 99.1 are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8K and are therefore not to be considered “filed” with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Presentation March 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: March 14, 2012	By:	/s/ Corrado DeGasperis
Corrado DeGasperis

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation March 14, 2012.